Financial Assets Measured At Fair Value Through Other Comprehensive Income (Tables)	12 Months Ended
Dec. 31, 2022
Financial assets measured at fair value through other comprehensive income [abstract]
Summary of Financial Assets Measured At Fair Value Through Other Comprehensive Income

	2021	2022
	RM	RM	USD
Q uoted shares measured at fair value through other comprehensive income (“FVTOCI”):

At beginning of year	-	34,221,879	7,773,283
Addition	6,398,987	-	-
Fair value adjustment	27,822,892	(21,402,132)	(4,861,359)
At end of year	34,221,879	12,819,747	2,911,924

Summary of Significant Unobservable Inputs And Sensitivity Analysis Within Level 2
The significant unobservable inputs used in the fair value measurements categorized within Level 2 of the fair value hierarchy, together with a quantitative sensitivity analysis as at December 31, 2021 are shown below:

Exit Multiple	10% increase (decrease) in the Exit Multiple would result in an increase (decrease) in the fair value by USD5.9 million.
EBITDA margin (% of revenue)	50 basis points increase (decrease) in the EBITDA margin (% of revenue) would result in an increase (decrease) in the fair value by USD 9.2 million.
Weighted Average Cost of Capital (“WACC”)	500 basis points increase (decrease) in the WACC would result in a decrease (increase) in the fair value by USD8.8 million (USD10.6 million).
Discount for Lack of Marketability (“DLOM”)	500 basis points increase (decrease) in the DLOM would result in a decrease (increase) in the fair value by USD3.5 million.